EXHIBIT 4.2
FIRST REGISTRATION RIGHTS AGREEMENT JOINDER
     UCI International, Inc. (“UCI”) and each of the other signatories hereto (the “Merger Date Guarantors”) hereby agrees to join and become a party to the Registration Rights Agreement, dated as of January 26, 2011, between Uncle Acquisition 2010 Corp, UCI Holdings Limited, UCI Acquisition Holdings (No. 1) Corp, UCI Acquisition Holdings (No. 2) Corp and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein and, such agreement, the “Registration Rights Agreement”) as of the consummation of the Acquisition (as defined in the Registration Rights Agreement) as though it had entered into the Registration Rights Agreement on January 26, 2011. UCI and each Merger Date Guarantor hereby further agrees, effective upon the consummation of the Acquisition, to be bound by all of the covenants, agreements and obligations of “Acquisition Co.” or the “Company” or of a “Guarantor,” as the case may be, under the Registration Rights Agreement. For the avoidance of doubt, such covenants, agreements and obligations shall include, but not be limited to, the obligations enumerated in Sections 2, 3, 4, 5, 6, 8 and 10 of the Registration Rights Agreement.

UCI INTERNATIONAL, INC.
by	/s/ Keith Zar
	Name:	Keith Zar
	Title:	Vice President, General Counsel and Secretary

[Signature Page to the Joinder to the Registration Rights Agreement]

UNITED COMPONENTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

AIRTEX INDUSTRIES, LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

AIRTEX PRODUCTS, LP
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

ASC HOLDCO, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

ASC INDUSTRIES, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

CHAMPION LABORATORIES, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

[Signature Page to the Joinder to the Registration Rights Agreement]

UCI — AIRTEX HOLDINGS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

UCI PENNSYLVANIA, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

UCI — WELLS HOLDINGS, L.L.C.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

WELLS MANUFACTURING, L.P.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

[Signature Page to Registration Rights Joinder]

CREDIT SUISSE SECURITIES (USA) LLC, Acting on behalf of itself and as representative of the several Purchasers
By:	/s/ Malcolm K. Price
	Name:	Malcolm K. Price
	Title:	Managing Director

[Signature Page to the Joinder to the Registration Rights Agreement]